                     SCHEDULE 14A
                    (RULE 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT

               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
       EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement     [ ]  Confidential, for Use
[ ]  Definitive Proxy Statement           of the Commission Only
[x]  Definitive Additional Materials      (as permitted by Rule
[ ]  Soliciting Material Pursuant to      14a-6(e)(2))
     Rule 14a-11(c) or Rule 14a-12

                    HAYWOOD BANCSHARES, INC.
----------------------------------------------------------------
       (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                          Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3    Filing Party:

     4.   Date Filed:

              HAYWOOD BANCSHARES, INC.
                370 NORTH MAIN STREET
         WAYNESVILLE, NORTH CAROLINA  28786


                  December 6, 1999


Dear Shareholder:

     We have previously sent you proxy materials for the special meeting of shareholders of Haywood to be held on December 16, 1999. At the special meeting, Haywood shareholders will vote on the merger of Haywood with and into a wholly-owned subsidiary of Century South Banks, Inc.

     Included with your proxy materials, was a form of election/letter of transmittal by which you could indicate to the exchange agent whether you wanted to receive CSBI common stock, cash or both for your Haywood shares in the merger.

     We understand, however, that many shareholders who hold their shares in brokerage accounts either did not receive their packages until just before the election deadline or, in some cases, did not receive a form of election/letter of transmittal in their packages. In order to give everyone an adequate opportunity to make an election, Century South Banks, Inc. has agreed to extend the deadline for making elections until December 30, 1999.

     We are enclosing with this letter another form of election/letter of transmittal in case you have not received one. If you have not yet submitted a form of election/letter of transmittal, we urge you to carefully read and complete the one enclosed. If you have already properly submitted your form, you may disregard this letter and the exchange agent will process your request as originally made. However, if you would like to change your election, you may do so on the enclosed form as long as it is properly completed. You may send a properly completed form to the exchange agent in the enclosed self-addressed envelope. No postage is required if mailed in the United States.

     If we can help you further, please call me at (828) 456-
9092.

                              Sincerely,

                              /s/ Larry R. Ammons

                              Larry R. Ammons
                              President and Managing Officer

         FORM OF ELECTION/LETTER OF TRANSMITTAL
 FOR USE BY SHAREHOLDERS OF HAYWOOD BANCSHARES, INC.

     In connection with the proposed merger of Haywood Bancshares, Inc. ("Haywood") with and into a wholly-owned subsidiary of Century South Banks, Inc. ("CSBI"), you may indicate your preference for receiving CSBI common stock, cash or a combination of both for your shares of Haywood common stock. This Form of Election/Letter of Transmittal is to be used for making your election and must be accompanied by the certificate(s) for your shares of Haywood common stock (or affidavit(s) and indemnification for lost share certificate(s) or guarantee(s) of delivery of share certificate(s) as described below).

     You must use this form:

     . To tell Registrar and Transfer Company (the "Exchange Agent") whether you prefer to receive shares of CSBI common stock ("Stock Consideration"), cash ("Cash Consideration") or both in the merger in exchange for your shares of Haywood common stock; and

     . To submit your certificate(s) of Haywood common stock (or affidavit(s) and indemnification for lost share certificate(s) or guarantee(s) of delivery of share certificate(s) as described below).

     If you fail to submit this Form of Election/Letter of Transmittal by the deadline described below, or if you fail to enclose your Haywood common stock certificate(s) (or affidavit(s) and indemnification for lost share certificate(s) or guarantee(s) of delivery of share certificate(s)) with this Form of Election/Letter of Transmittal, you will be treated as though you expressed no preference between Stock Consideration and Cash Consideration.

     THE DEADLINE FOR SUBMITTING THIS FORM OF ELECTION/LETTER
OF TRANSMITTAL TO THE EXCHANGE AGENT, TOGETHER WITH YOUR SHARE
CERTIFICATES (OR AFFIDAVIT(S) AND INDEMNIFICATION FOR LOST SHARE
CERTIFICATE(S) OR GUARANTEE(S) OF DELIVERY OF SHARE
CERTIFICATE(S)), IS 5:00 P.M., ATLANTA, GEORGIA TIME, ON
DECEMBER 30, 1999 (THE "ELECTION DEADLINE").

     To meet the Election Deadline, your completed Form of Election/Letter of Transmittal must be received by the Exchange Agent by the Election Deadline at one of the addresses set forth below. Delivery of this Form of Election/Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. You must sign this Form of Election/Letter of Transmittal where indicated below and complete the Substitute Form W-9 provided below.

     If your Haywood common stock certificate(s) is (are) not available at the time you send this Form of Election/Letter of Transmittal to the Exchange Agent (but are not lost, stolen or destroyed), you may instead provide a guarantee of its (their) delivery as set forth in General Instruction 7 below. In such a case, you must within four Nasdaq National Stock Market trading days of the date you submit this Form of Election/Letter of Transmittal, deliver to the Exchange Agent the Haywood common stock certificate(s) representing the shares in respect of which you provided the guarantee of delivery. If you do not deliver your stock certificate(s) within such four day period, your election will not be valid.

     If your Haywood common stock certificate(s) is (are) lost, stolen or destroyed, see General Instruction 13 below. In such a case, you must execute an affidavit and indemnification regarding the loss, theft or destruction and submit them with this Form of Election/Letter of Transmittal.

     PLEASE READ THE SPECIAL ELECTION INSTRUCTIONS AND THE
GENERAL INSTRUCTIONS IN THIS FORM OF ELECTION/LETTER OF
TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS FORM OF
ELECTION/LETTER OF TRANSMITTAL.

               The Exchange Agent is:
           Registrar and Transfer Company

         BY MAIL:                                 BY HAND OR OVERNIGHT COURIER:
         -------                                  ----------------------------
Registrar and Transfer Company                   Registrar and Transfer Company
      Reorg Department                           c/o The Depository Trust Company
     10 Commerce Drive                             55 Water Street, 1st Floor
   Cranford, New Jersey  07016                   New York, New York  10041-0099

For information call toll free:  1-800-368-5948

      ELECTION(S), SPECIAL ISSUANCE, PAYMENT AND DELIVERY
       (SEE GENERAL INSTRUCTIONS 6, 9, 10 AND 11 BELOW)

--------------------------------------------------------------------------------------------------------
                                       BOX A
           ELECTION(S) AND DESCRIPTION OF HAYWOOD SHARES ENCLOSED
                       Attach additional sheets if necessary
---------------------------------------------------------------------------------------------------------
                                               |            |                | Number of Shares Elected
                                               |            |                |       to Receive***
---------------------------------------------------------------------------------------------------------
                                               |            |                |             |
                                               |            |   Number of    |             |
Name(s) and Address(es) of Registered Holder(s)|            |    Shares      |             |
(If blank, please fill in exactly as name(s)   | Certificate|  Represented   |    Stock    |    Cash
appear(s) on certificate(s))*                  |  Number**  | by Certificate |Consideration|Consideration
---------------------------------------------------------------------------------------------------------
                                               |            |                |             |
                                               |            |                |             |
                                               ----------------------------------------------------------
                                               |            |                |             |
                                               |            |                |             |
                                               ----------------------------------------------------------
                                               |            |                |             |
                                               |            |                |             |
                                               ----------------------------------------------------------
                                               |            |                |             |
                                               |            |                |             |
                                               ----------------------------------------------------------
                                               |            |                |             |
                                               |            |                |             |
---------------------------------------------------------------------------------------------------------
   Total Number of Shares:                     |             |               |             |
                                               |             |               |             |
---------------------------------------------------------------------------------------------------------

* In the case of a delivery using the Guarantee of Delivery procedures, print the name(s) of the registered holder(s) exactly as it (they) will appear on the certificate(s) when delivered.
** Certificate number(s) is (are) not required if certificate(s) will be delivered by using the Guarantee of Delivery procedures.
*** To be completed only if 100 shares or more are owned.

_____ Check here if the above election(s) represent(s) a revocation of any earlier election(s).

_____ Check here if any of your certificate(s) have been lost, stolen or destroyed and indicate the number of shares represented thereby: ________________

  Nominee record holders, which include a nominee, trustee or any other person that holds shares in any capacity whatsoever on behalf of another person or entity, are directed to General
Instruction 14.

----------------------------------------------------------------
                            BOX B
         SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
         (See General Instructions 6, 9, 10 and 11)
----------------------------------------------------------------
To be completed ONLY if the certificate(s) for shares of CSBI common stock representing Stock Consideration and/or the check representing Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9.

Issue the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:

Name ________________________________________________
                      (Please Print)
Address _____________________________________________

_____________________________________________________
                                           (Zip Code)

_____________________________________________________
      (Taxpayer Identification Number or  Social
                  Security Number)
            (See Substitute Form W-9 Below)


If you complete this box, you will need a signature guarantee by an eligible institution.  See General Instruction 6.
----------------------------------------------------------------


----------------------------------------------------------------
                          BOX C
            SPECIAL DELIVERY INSTRUCTIONS
         (See General Instructions 6 and 11)

----------------------------------------------------------------
To be completed ONLY if the certificate(s) for shares of CSBI common stock representing Stock Consideration and/or the check representing Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above in Box A.

Mail the certificate representing Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:

Name ________________________________________________
                      (Please Print)
Address _____________________________________________

_____________________________________________________
                                           (Zip Code)


[  ] Check this box if this is a permanent change of address.

If you complete this box, you will need a signature guarantee by an eligible institution.  See General Instruction 6.
----------------------------------------------------------------

                 SUBSTITUTE FORM W-9
(SEE GENERAL INSTRUCTION 12 AND "IMPORTANT TAX INFORMATION,"
                       BELOW)

    PAYER'S NAME: REGISTRAR AND TRANSFER COMPANY

Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding

_________________________________________________________________________________________________________
 SUBSTITUTE                |  Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT  |
  FORM W-9                 |  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.  |    __________________
                           |                                                  | SOCIAL SECURITY NUMBER(S)
                           |                                                  |        OR EMPLOYER
                           |                                                  | IDENTIFICATION NUMBER(S)
                           ______________________________________________________________________________
Department of the Treasury |
Internal Revenue Service   | Part 2 - CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING
                           | BECAUSE (1) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, (2) YOU HAVE NOT BEEN
                           | NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE
                           | TO REPORT ALL INTEREST OR DIVIDENDS OR (3) THE INTERNAL REVENUE SERVICE
                           | HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.[  ]
                           ______________________________________________________________________________
 Payer's Request for       | CERTIFICATION:  UNDER PENALTIES OF PERJURY,      |
Taxpayer Indentification   | I CERTIFY THAT THE INFORMATION PROVIDED ON THIS  |
 Number ("TIN")            | FORM IS TRUE, CORRECT AND COMPLETE.              |
                           |                                                  |
                           | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE    |      Part 3 -
                           | YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT   |
                           | OTHER THAN THE CERTIFICATIONS REQUIRED TO        |     AWAITING TIN [  ]
                           | AVOID BACKUP WITHHOLDING.                        |
                           |                                                  |
                           | Signature: _________________________________     |
                           | Date: ______________________________________     |
_________________________________________________________________________________________________________


NOTE:  ANY FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT
       IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE
       AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE
       TO YOU PURSUANT TO THE MERGER.  PLEASE REVIEW THE
       ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
       IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
       ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
     IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

________________________________________________________________

      CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAX IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER THAT (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAX IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAX IDENTIFICATION NUMBER, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, UNTIL I PROVIDE SUCH NUMBER.


_______________________________             ___________________
        SIGNATURE                                    DATE

________________________________________________________________

            SPECIAL ELECTION INSTRUCTIONS

     The appropriate elections must be made in Box A above in order to elect Stock Consideration or Cash Consideration with respect to each share of Haywood common stock represented by the certificate(s) surrendered herewith.

     Because of certain limitations on the amount of Stock Consideration and Cash Consideration to be issued in the merger, you may not receive the form of merger consideration you elect. If the elections result in an oversubscription of either Stock Consideration or Cash Consideration, the procedures for allocating shares of CSBI common stock and cash set forth in the merger agreement and described in the proxy statement/prospectus furnished with this Form of Election/Letter of Transmittal will be followed by the Exchange Agent. See "THE MERGER -- Allocation Rules" in the proxy statement/prospectus and General Instruction 4. ALL DECISIONS BY THE EXCHANGE AGENT WITH RESPECT TO SUCH PROCEDURES SHALL BE FINAL AND BINDING.

     If you wish to make a stock election or a cash election, you must ensure that the Exchange Agent receives a properly completed Form of Election/Letter of Transmittal prior to the Election Deadline. All Haywood shareholders submitting Forms of Election/Letters of Transmittal after such time will be deemed to have made no election, regardless of the election specified on the form. If you do not wish to make an election, you are not required to submit this Form of Election/Letter of Transmittal prior to the Election Deadline or prior to the effective time of the merger, but your certificates must be surrendered in order to receive the merger consideration.

     THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU
HAVE MADE NO ELECTION IF:

     .    YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS FORM OF
ELECTION/LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATE(S) OR AFFIDAVIT(S) AND INDEMNIFICATION FOR LOST SHARE CERTIFICATE(S) OR GUARANTEE(S) OF DELIVERY OF SHARE CERTIFICATE(S)) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

     .    A COMPLETED FORM OF ELECTION/LETTER OF TRANSMITTAL
(INCLUDING SUBMISSION OF YOUR CERTIFICATE(S) OR AFFIDAVIT(S) AND
INDEMNIFICATION FOR LOST SHARE CERTIFICATE(S) OR GUARANTEE(S) OF
DELIVERY OF SHARE CERTIFICATE(S)) IS NOT RECEIVED BY THE
ELECTION DEADLINE.

     In order to receive the merger consideration, (i) this Form of Election/Letter of Transmittal must be completed and signed in the space provided below, (ii) the Substitute Form W-9 must be completed and signed in the space provided above, and
(iii) this Form of Election/Letter of Transmittal must be mailed or delivered with your certificate(s) or affidavit(s) and indemnification for lost share certificate(s) or guarantee(s) of delivery of share certificate(s)) to the Exchange Agent at either of the addresses set forth above. In order to properly make a stock election or cash election, these actions must be taken in a timely fashion such that the Form of Election/Letter of Transmittal is received by the Exchange Agent by the Election Deadline.

     The method of delivery of your certificate(s) and all other required documents is at your election and risk. However, if the certificates are sent by mail, we recommend that they be sent by registered mail, appropriately insured, with return receipt requested.

     Unless otherwise indicated above in Box B, "Special Issuance and Payment Instructions," you will be issued Stock Consideration, Cash Consideration or both in exchange for your enclosed certificate(s). Similarly, unless otherwise indicated above in Box C, "Special Delivery Instructions," Stock Consideration, Cash Consideration or both will be mailed to you at the address shown in Box A above. In the event that both Boxes B and C are completed, the merger consideration will be issued in the name of, and mailed to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees must be included with respect to shares for which Special Issuance and Payment Instructions have been given.

     CONSUMMATION OF THE MERGER IS SUBJECT TO THE SATISFACTION
OF CERTAIN CONDITIONS.  NO PAYMENTS RELATED TO ANY SURRENDERED
CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME OF THE
MERGER.

NOTE:  SIGNATURES MUST BE PROVIDED BELOW.  PLEASE READ THE
       SPECIAL ELECTION INSTRUCTIONS AND THE GENERAL
       INSTRUCTIONS CAREFULLY

To Registrar and Transfer Company:

     In connection with the merger of Haywood Bancshares, Inc. ("Haywood") with and into a wholly-owned subsidiary of Century South Banks, Inc. ("CSBI"), and pursuant to the merger agreement by and among Haywood, CSBI and CSBI's wholly-owned subsidiary, the undersigned hereby makes the election or elections set forth herein and surrenders for cancellation to Registrar and Transfer Company, as Exchange Agent, certificate(s) representing all of the undersigned's shares of Haywood common stock, listed in Box A above in exchange for either:

     .   a fraction of a share of CSBI common stock
         (the "Stock Consideration") determined by a formula that will depend upon the market value of CSBI common stock. If CSBI's market value is between $24.00 and $27.00 per share, the Stock Consideration will be
         0.8874. However, if CSBI's market value is greater than $27.00 per share, the Stock Consideration will be decreased so that the undersigned's Haywood common stock will be valued at approximately $23.95 per share. If CSBI's market value is lower than $24.00 per share, the Stock Consideration will be increased so that the undersigned's Haywood common stock will be valued at approximately $21.30 per share; or

     . an amount of cash (the "Cash Consideration") equal to the Stock Consideration multiplied by the market value of CSBI common stock.

     Pursuant to the merger agreement, and as described in the proxy statement/prospectus furnished with this Form of Election/Letter of Transmittal (including all documents incorporated therein, and as it may be amended from time to time, the "Proxy Statement/Prospectus"), it is understood that in the event Haywood's shareholders' equity is less than $21 million as of the end of the month immediately preceding the effective time of the merger, the exchange ratio will be reduced proportionately.

     It is also understood that the market value of CSBI common stock will be equal to the average closing price of CSBI common stock on the Nasdaq National Market over a 20-day trading period ten days prior to the effective time of the merger. It is further understood that, pursuant to the merger agreement and as described in the Proxy Statement/Prospectus under "THE MERGER -- Allocation Rules," 50% of the aggregate merger consideration paid to Haywood shareholders will be paid in CSBI common stock and 50% will be paid in cash. Accordingly, the undersigned understands that, if necessary, the Exchange Agent will allocate among Haywood shareholders shares of CSBI common stock and cash so that 50% of the aggregate merger consideration will be paid in CSBI common stock and 50% will be paid in cash. In addition, it is understood that the Exchange Agent will pay cash for the undersigned's shares of Haywood common stock if less than 100 shares are owned by the undersigned. Cash will also be paid in lieu of any fractional shares of CSBI common stock otherwise issuable in connection with the merger.

     The undersigned further understands that the elections referred to above are subject to certain terms, conditions and limitations that are set forth in the merger agreement, the General Instructions and Special Election Instructions hereto and the Proxy Statement/Prospectus. ADDITIONAL COPIES OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL AND THE PROXY STATEMENT/PROSPECTUS MAY BE REQUESTED FROM CSBI AT 60 MAIN STREET WEST, DAHLONEGA, GEORGIA 30533, ATTENTION: SUSAN ANDERSON. The filing of this Form of Election/Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Proxy Statement/Prospectus. The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any election and surrender of the shares hereunder shall be determined by the Exchange Agent, and such determination shall be final and binding.

     The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the merger, the registered holder of the shares of Haywood common stock represented by the certificate(s) surrendered herewith, with good title to the above-described shares and full power and authority (i) to sell, assign and transfer such shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims and (ii) to make the election or elections set forth herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the merger agreement and the General Instructions hereto. All authority conferred or agreed to be conferred in the Form of Election/Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned authorizes and instructs the Exchange
Agent to deliver certificate(s) for the undersigned's shares of Haywood common stock and receive on behalf of the undersigned, in exchange for the shares represented thereby, any certificate for shares of CSBI common stock or any check for cash issuable in the merger pursuant to the merger agreement. If the certificate(s) is (are) not delivered herewith, there is furnished herewith (i) a guarantee of delivery of such certificate(s) from a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (provided below) in accordance with General Instruction 6 or (ii) an affidavit and indemnification regarding the loss, theft or destruction of such certificate(s) reasonably acceptable to CSBI in accordance with General Instruction 13.

_________________________________________________________________________________________________
                                    SIGN HERE
                     IMPORTANT:  ALSO COMPLETE AND SIGN THE
                        SUBSTITUTE FORM W-9 ON PAGE 4

___________________________________                  Name(s): ___________________________________
(Signature(s) of Owner(s))                                          (Please Print)
___________________________________                  Capacity (full title): _____________________
Must be signed by registered holder(s)
as name(s) appear(s) on stock certificate(s).        Address: ___________________________________
If signed by a trustee, executor, administrator,
guardian, attorney-in-fact, officer of a             ____________________________________________
corporation or other person acting in a                                               (Zip Code)
fiduciary or representative capacity, the
capacity of the person signing should be             ____________________________________________
indicated.  (See General Instruction 9).                   (Area Code and Telephone Number)


                                                     ____________________________________________
                                                            (Taxpayer Identification or Social
                                                               Security Number)


                                                     Dated: _____________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________
                            SIGNATURE GUARANTEE
                   (REQUIRED ONLY IN CASE SPECIFIED IN GENERAL INSTRUCTION 6)

The undersigned hereby guarantees the signature(s)         _____________________________________
which appear(s) on this Form of Election/Letter                (Name of Eligible Institution
of Transmittal                                                        Issuing Guarantee)
                                                                        (Please Print)


Dated: __________________________________________          _____________________________________
                                                               (Fix Medallion Stamp Above)
_________________________________________________________________________________________________

      THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS FORM OF ELECTION/LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR STOCK CERTIFICATE(S) (OR AFFIDAVIT(S) AND INDEMNIFICATION FOR LOST SHARE CERTIFICATE(S) OR GUARANTEE(S) OF DELIVERY OF SHARE CERTIFICATE(S)).

  IF YOUR CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE GENERAL INSTRUCTION 13 BELOW. IF YOU SUBMIT A GUARANTEE OF DELIVERY IN PLACE OF YOUR STOCK CERTIFICATE(S), YOUR STOCK CERTIFICATE(S) MUST BE DELIVERED WITHIN FOUR NASDAQ NATIONAL STOCK MARKET TRADING DAYS THEREAFTER. THEREFORE, IF YOU WISH TO MAKE AN EFFECTIVE ELECTION, IT IS CRITICAL THAT YOU ACT IMMEDIATELY TO OBTAIN REPLACEMENT STOCK CERTIFICATE(S).

  Shareholders whose share certificates are not immediately available or who cannot deliver their share certificates and all other documents required hereby to the Exchange Agent prior to the Election Deadline, and who wish to make an election, must do so pursuant to the procedures for lost share certificates described in General Instruction 13 or the guaranteed delivery procedures set forth in General Instruction 2.

  Information as to the federal income tax consequences of receiving Stock Consideration or Cash Consideration in exchange for your shares of Haywood common stock is set forth under the caption "THE MERGER -- Important Federal Income Tax Consequences" in the Proxy Statement/Prospectus. See also the information in this Form of Election/Letter of Transmittal under the heading "Important Tax Information." You are urged, in addition, to consult with your tax advisor.

                GUARANTEE OF DELIVERY
             (See General Instruction 2)

  If your Haywood common stock certificates are not available prior to the Election Deadline, the following Guarantee may be completed by an eligible institution and the election made herein will be valid if such certificates, together with a completed Form of Election/Letter of Transmittal, are in fact delivered to the Exchange Agent within four Nasdaq National Stock Market trading days after the date of execution hereof.

----------------------------------------------------------------
                   GUARANTEE OF DELIVERY
    (TO BE USED IF HAYWOOD COMMON STOCK CERTIFICATE(S) OR
            AFFIDAVIT(S) AND INDEMNIFICATION FOR LOST
        SHARE CERTIFICATE(S)ARE NOT ATTACHED HEREWITH.
            NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within four Nasdaq National Stock Market trading days from the date of this Form of Election/Letter of Transmittal, certificates representing the shares of Haywood common stock covered hereby in proper form for transfer and any required documents, together with a completed Form of Election/Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent. IF THIS GUARANTEE OF DELIVERY IS COMPLETED, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE GENERAL INSTRUCTION 6.

Dated: ____________________          ___________________________
                                       (Firm -- Please Print)

Number of Shares: __________         ___________________________
                                         (Authorized Signature)

                                     ___________________________
                                            (Address)
                                     ___________________________

                                     ___________________________
                                     (Area Code and Telephone
                                             Number)
----------------------------------------------------------------
                                8

                GENERAL INSTRUCTIONS

  This Form of Election/Letter of Transmittal, or a copy of it, is to be properly completed and submitted to Registrar and Transfer Company (the "Exchange Agent") by 5:00 p.m., Atlanta, Georgia time, on December 30, 1999 (the "Election Deadline") if you desire to make a stock election or a cash election. ALL SHAREHOLDERS OF HAYWOOD BANCSHARES, INC. ("HAYWOOD") MUST SURRENDER THEIR HAYWOOD COMMON STOCK CERTIFICATE(S) TO THE EXCHANGE AGENT IN ORDER TO RECEIVE THE MERGER CONSIDERATION. Until a record holder's certificate(s) are received by the Exchange Agent at one of the addresses set forth on the first page of this Form of Election/Letter of Transmittal, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing CSBI common stock ("Stock Consideration") and/or a check representing cash ("Cash Consideration") or cash in lieu of fractional shares (if any) in exchange for their certificate(s). No interest will accrue on Cash Consideration, the cash in lieu of fractional shares or dividends. If your certificate(s) for shares of Haywood common stock is (are) lost, stolen or destroyed, please refer to General Instruction 13 below.

  YOU MUST MAKE THE APPROPRIATE ELECTION(S) IN BOX A ABOVE
TO MAKE AN EFFECTIVE STOCK ELECTION OR CASH ELECTION.

  Your election is subject to certain terms, conditions and limitations that have been set out in the merger agreement and the proxy statement/prospectus that accompanied this Form of Election/Letter of Transmittal. The merger agreement is included as Appendix A to the proxy statement/prospectus. Additional copies of the proxy statement/prospectus may be requested from Century South Banks, Inc. ("CSBI") at 60 Main Street West, Dahlonega, Georgia 30533. The filing of this Form of Election/Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the proxy statement/prospectus.

  1. ELECTION GENERALLY. Each Haywood shareholder of record is entitled to make a stock election or a cash election, provided the Form of Election/Letter of Transmittal for any holder making such elections is properly completed and received by the Exchange Agent prior to the Election Deadline. All Haywood shareholders of record must complete Box A, in order to receive the desired merger consideration. To properly complete Box A, the number of each certificate surrendered herewith must be written in the column under the heading "Certificate Number," and the number of shares represented by each certificate surrendered herewith in connection with a specific election should be written in the appropriate column under the heading "Number of Shares Represented by Certificate" beside each certificate number. Shareholders of record wishing to make more than one election may do so on one Form of Election/Letter of Transmittal by specifying under the appropriate heading the number of shares for which Stock Consideration and Cash Consideration is desired. All shareholders must surrender their certificates to the Exchange Agent in order to receive the merger consideration. All shareholders should see "Important Tax Information" below for important tax consequences of various elections.

  2. ELECTION DEADLINE AND GUARANTEE OF DELIVERY. For any stock election or cash election contained herein to be considered, this Form of Election/Letter of Transmittal, properly completed, and the related certificate(s) (or a proper guarantee of delivery as described below) must be received by the Exchange Agent, at one of the addresses shown on page 1 of this Form of Election/Letter of Transmittal, no later than 5:00 p.m., Atlanta, Georgia time, on December 30, 1999.

  Haywood shareholders whose stock certificate(s) is (are)
not immediately available or who cannot deliver their share certificates and all other required documents to the Exchange Agent on or prior to the Election Deadline may make an effective election by:

     .      completing (i) Box A, (ii) the box entitled
            "Guarantee of Delivery" with any required signature guarantees and delivering such documents to the Exchange Agent prior to the Election Deadline; and

     .      delivering their Haywood common stock
            certificate(s), with any required signatures and other documents required by this Form of Election/Letter of Transmittal within four Nasdaq
            National Stock Market trading days after the execution of such Guarantee of Delivery.

     In addition, at the time the certificate(s) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Form of Election/Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the certificate(s) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported election with respect to the shares subject to such guarantee will be void.

     3. REVOKING OR CHANGING FORM OF ELECTION/LETTER OF TRANSMITTAL. Election(s) may be revoked or amended, but only by written notice received by the Exchange Agent prior to the Election Deadline. Any certificate(s) representing shares of Haywood common stock that have been submitted to the Exchange Agent in connection with an election shall be returned without charge to the record holder in the event such holder's election is revoked and the holder requests in writing the return of the certificate(s). Upon any such revocation, unless a duly completed Form of Election/Letter of Transmittal is thereafter submitted in accordance with the procedures set forth in the proxy statement/prospectus, the shares shall be no election shares, as described therein.

     4. ELECTION PROCEDURES/ALLOCATION. As set forth herein and in the proxy statement/prospectus, 50% of the aggregate merger consideration paid to Haywood shareholders will be paid in CSBI common stock and 50% will be paid in cash. BECAUSE OF THE LIMITATIONS ON THE NUMBER OF SHARES OF CSBI COMMON STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE STOCK CONSIDERATION AND CASH CONSIDERATION UNDER THE ELECTION AND ALLOCATION PROCEDURES DESCRIBED HEREIN AND IN THE PROXY STATEMENT/PROSPECTUS, NO ASSURANCE CAN BE GIVEN THAT HAYWOOD SHAREHOLDERS WILL RECEIVE THE FORM OF MERGER CONSIDERATION THEY REQUESTED.

     5. NO FRACTIONAL INTERESTS. No certificate representing fractional shares of CSBI common stock will be issued. The Exchange Agent will remit cash without interest in lieu of fractional shares of CSBI. No Haywood shareholder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

     6. GUARANTEE OF SIGNATURES. Signatures on this Form of Election/Letter of Transmittal must be guaranteed if Boxes B and/or C ("Special Issuance and Payment Instructions" and "Special Delivery Instructions") or the "Guarantee of Delivery" section has (have) been completed. In addition, if there is a name correction or a change in name that does not involve a change in ownership (as described in General Instruction 9(e) below) the signatures on this Form of Election/Letter of Transmittal must be guaranteed. Signatures required to be guaranteed on this Form of Election/Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (generally, a member firm of the New York Stock Exchange or any bank or trust company which is a member of the Medallion Program). Public notaries cannot execute acceptable guarantees of signatures.

     7. DELIVERY OF FORM OF ELECTION/LETTER OF TRANSMITTAL AND CERTIFICATES. This Form of Election/Letter of Transmittal, properly completed and duly executed, together with the certificate(s) representing shares, of Haywood common stock should be delivered to the Exchange Agent at one of the addresses set on the first page of this Form of Election/Letter of Transmittal. The method of delivery of the certificates and all other required documents is at your election and risk; however, if such certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

     8. INADEQUATE SPACE. If the space provided on this Form of Election/Letter of Transmittal is inadequate, the certificate numbers and the numbers of shares represented thereby should be listed on additional sheets and attached hereto.

     9.   SIGNATURES, STOCK POWERS AND ENDORSEMENTS.

     (a) Except as otherwise set forth below, all signatures must correspond exactly with the name written on the face of the Haywood common stock certificate(s) without alteration, variation or any change whatsoever.

     (b) If the certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Form of Election/Letter of Transmittal.

     (c) If any surrendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of certificates.

     (d) If this Form of Election/Letter of Transmittal is signed by a person(s) other than the listed record holder(s) of the certificate(s) (except as set forth in paragraphs (e) and (f) below), such certificate(s) must be endorsed or accompanied by appropriate stock powers properly executed, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s). The signature(s) of the person(s) other than the record holder(s) must be guaranteed as described above in General Instruction 6. Haywood shareholders must follow the guidelines below:

          (i) Endorsement and Guarantee. The certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder(s) of such certificate(s) to the person who is to receive Stock Consideration and/or Cash Consideration or cash in lieu of fractional shares (if any). The signature(s) of the holder(s) on the endorsement or stock powers must correspond with the name(s) written upon the face of the certificate(s) in every particular, with the signature(s) on the certificate(s) (or stock powers) guaranteed as described above in General Instruction 6.

          (ii) Transferee's Signature.  The Form of
Election/Letter of Transmittal must be signed by the transferee or assignee or his or her agent, and should not be signed by the transferor or assignor. The signature of such transferee or assignee must be guaranteed as described above in General
Instruction 6.

     (e) For a name correction or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Form of Election/Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the form of Election/Letter of Transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown" The signature in each case should be guaranteed as described above in General Instruction 6.

     (f) If this Form of Election/Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying certificates, he or she must indicate the capacity when signing and must submit proper evidence of his authority to act. See also General Instruction 15.

     10. SPECIAL ISSUANCE AND PAYMENT AND DELIVERY INSTRUCTIONS. Indicate the name and/or address of the person(s) to whom Stock Consideration and/or the check representing Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and/or sent, if different from the name and/or address of the person(s) signing this Form of Election/Letter of Transmittal.

     11. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of the merger consideration in any name other than that of the Haywood shareholder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

     12. WITHHOLDING. Each surrendering Haywood shareholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the Haywood shareholder with respect to the certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such certificate(s) (or, if a check is made payable to another person as provided in Box B, "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the surrendering shareholder to 31% federal income tax withholding on payments made to such surrendering holder with respect to the shares and on future dividends paid by CSBI. If the Exchange Agent is not provided with a TIN, CSBI will withhold 31% of all cash payments (including Cash Consideration and/or cash in lieu of fractional shares (if any) to be issued pursuant to the merger) and dividends until a TIN is provided to the Exchange Agent.

     13. LOST, STOLEN OR DESTROYED CERTIFICATES. Unless affidavits and indemnification for lost share certificates or guarantees of delivery of share certificates are delivered with their Forms of Election/Letters of Transmittal, Haywood shareholders cannot submit an effective Form of Election/Letter of Transmittal without attaching their certificates for shares of Haywood common stock. If a certificate has been lost, stolen or destroyed, shareholders are urged to call the Exchange Agent toll-free at (800) 368-5948 immediately to receive instructions as to the steps they must take in order to effect an exchange of their shares. In addition, the Exchange Agent will provide shareholders with a form of an affidavit and indemnification regarding the loss, theft or destruction of their certificates that is in form and substance reasonably acceptable to CSBI. Such form must be completed and submitted as an alternative to attaching Haywood common stock certificate(s) to this Form of Election/Letter of Transmittal. Shareholders who execute such form will be required to post an indemnity bond in a customary amount as determined by CSBI. Shareholders also may be required to pay a fee to obtain a replacement for a certificate that has been lost, stolen or destroyed.

     14. ELECTIONS, CERTIFICATES AND SHARE ALLOCATIONS. Each Haywood shareholder of record is entitled to make a stock election or a cash election, provided the Form of Election/Letter of Transmittal for any holder making such elections is properly completed and received by the Exchange Agent prior to the Election Deadline. All Haywood shareholders must complete Box A in order to receive the desired merger consideration. To properly complete Box A, the number of each certificate surrendered herewith must be written in the column under the heading "Certificate Number," and the number of shares represented by each certificate surrendered herewith in connection with a specific election should be written in the appropriate column under the heading "Number of Shares" beside each certificate number. Shareholders of record wishing to make more than one election may do so on one Form of Election/Letter of Transmittal by specifying under the appropriate heading the number of shares for which a stock election or cash election is desired, including multiple elections with respect to shares represented by a single certificate. All shareholders must surrender their certificates to the Exchange Agent in order to receive the merger consideration. You should see "Important Tax Information" below for important tax consequences of various elections.

     15. HOLDERS WHO ARE NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. If you are a Haywood shareholder of record and hold such shares as a nominee, trustee or in another representative or fiduciary capacity, you may submit one or more Election Forms/Letters of Transmittal covering the aggregate number of shares of Haywood common stock held by you for the beneficial owners for whom you are making an election. You must, however, certify that each Election Form/Letter of Transmittal covers all of the shares of Haywood common stock held by you for any single beneficial owner. You may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that you hold such shares of Haywood common stock for a particular beneficial owner. If any shares of Haywood common stock are not covered by an effective Election Form/Letter of Transmittal, they will be deemed shares for which you made no election.

     16. MISCELLANEOUS. Neither CSBI nor the Exchange Agent is under any duty to give notification of defects in any Form of Election/Letter of Transmittal. CSBI and the Exchange Agent shall not incur any liability for failure to give such notification, and each of CSBI and the Exchange Agent has the absolute right to reject any and all Forms of Election/Letters of Transmittal not in proper form or to waive any irregularities in any Form of Election/Letter of Transmittal.

     17. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Form of Election/Letter of Transmittal may be obtained by telephoning Susan Anderson, Senior Vice
President of CSBI, at (706) 864-1111.

     18.  DELIVERY OF CSBI COMMON STOCK AND PAYMENT CHECKS.
As soon as practicable after the merger becomes effective, the Exchange Agent will issue and mail to Haywood shareholders who properly completed and submitted this Form of Election/Letter of Transmittal certificate(s) representing Stock Consideration and/or the check representing Cash Consideration (and, if applicable, a check in lieu of fractional shares).

     For those Haywood shareholders who do not submit an effective Form of Election/Letter of Transmittal, the Exchange Agent will forward to them, within 20 days after the merger becomes effective, a Letter of Transmittal for their use to send in their certificate(s) for shares of Haywood common stock, containing appropriate instructions for surrendering such certificate(s) at that time. After the Exchange Agent receives their stock certificate(s) with a properly completed Letter of Transmittal, it will issue and mail to them certificate(s) representing Stock Consideration and/or the check representing Cash Consideration (and, if applicable, a check in lieu of fractional shares).

     IF YOU HAVE NOT ALREADY RETURNED YOUR PROXY CARD RELATING TO THE SPECIAL MEETING OF HAYWOOD SHAREHOLDERS, DO NOT ENCLOSE IT WITH THIS FORM OF ELECTION. YOUR PROXY CARD SHOULD BE RETURNED IN THE POSTAGE-PAID ENVELOPE ENCLOSED WITH THE PROXY STATEMENT/PROSPECTUS FOR THAT PURPOSE.

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
              IMPORTANT TAX INFORMATION

  1. WITHHOLDING. Under federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing any payments of cash being made to each holder of Certificates pursuant to the merger agreement and to impose 31% "backup withholding" if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Shares may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies the recipient that such recipient is subject to backup withholding as a result of a failure to report interest and dividends.

  In order to avoid backup withholding of federal income tax resulting from a failure to provide a correct certification, a U.S. citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his or her correct TIN on the Substitute Form W-9 which is a part of this Form of Election/Letter of Transmittal. See General Instruction
11. Such person must certify under penalties of perjury that such number is correct and not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

  Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

  Please read "Guidelines for Certification of Taxpayer
Identification Number (TIN) on Substitute Form W-9," set forth below, for additional important information on how to complete the Substitute Form W-9.

  2.   ELECTIONS.  As set forth in the proxy
statement/prospectus, the merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes. Provided that the merger qualifies as a reorganization (i) neither Haywood nor CSBI will recognize any gain or loss for U.S. federal income tax purposes as a result of the merger and (ii) the U.S. federal income tax consequences to a Haywood shareholder of the receipt of the merger consideration in exchange for shares of Haywood common stock will depend on whether the merger consideration such shareholder receives is composed of shares of CSBI common stock, cash or a combination of CSBI common stock and cash. In general, a Haywood shareholder will not recognize any gain or loss as a result of the receipt of CSBI common stock in exchange for Haywood common stock, but will recognize gain, if any, with respect to any cash received. Under the merger agreement, a Haywood shareholder may be required to receive some cash even if he elects to receive only CSBI common stock, or to receive some CSBI common stock even if he elects to receive only cash. You should carefully
read the section under "THE MERGER   Important Federal Income
Tax Consequences" in the proxy statement/prospectus furnished with this Form of Election/Letter of Transmittal for more information regarding tax consequences of various elections.

  3. REPORTING REQUIREMENTS. Income tax regulations require Haywood shareholders to submit detailed information regarding the exchange of Haywood common stock for the merger consideration with their federal income tax returns. In addition, if a Haywood shareholder owns two or more "blocks" of Haywood common stock, the determination of such shareholder's taxable gain and tax basis for shares of CSBI common stock may need to be computed separately for each such block. Each Haywood shareholder should consult with his tax advisor about such matters and other tax consequences of the merger in light of his individual circumstances, including the application of any federal, state, local or foreign law.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
        NUMBER ("TIN") ON SUBSTITUTE FORM W-9
(SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

NAME

If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

OBTAINING A NUMBER

If you do not have a TIN, apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from your local IRS office.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required:

(1) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

(2) The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)    A corporation.

(7)    A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)   A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)   A common trust fund operated by a bank under section
       584(a).

(13)   A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee
       List.

(15)   A trust exempt from tax under section 664 or described in
       section 4947.

For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if such payments are made to payees listed in items (1) through (7). However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from withholding:

     .    Medical and health care payments.

     .    Attorneys' fees.

     . Payments for services paid by a federal executive agency.

Payments of dividends generally not subject to backup withholding include:

     . Payments to nonresident aliens subject to withholding under section 1441.

     . Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

     .    Payments of patronage dividends not paid in money.

     .    Payments made by certain foreign organizations.

     .    Section 404(k) distributions made by an ESOP.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections
6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and the
regulations under those sections. Payments of interest generally not subject to backup withholding include:

     . Payments of interest on obligations issued by individuals.
             Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct TIN to the payer.

     . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     . Payments described in section 6049(b)(5) to nonresident aliens.

     .    Payments on tax-free covenant bonds under section
          1451.

     .    Payments made by certain foreign organizations.

     .    Mortgage interest paid by you.

PRIVACY ACT NOTICE. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are qualified to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

(1) Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester (the person asking you to furnish your TIN), you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information With Respect to
       Withholding. If you made a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

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

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE
IRS.

  Guidelines for Determining the Proper Identification
Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

          WHAT NAME AND NUMBER TO GIVE THE REQUESTER
____________________________________________________________________________________
FOR THIS TYPE OF ACCOUNT:             | GIVE NAME AND SOCIAL SECURITY NUMBER OF:
____________________________________________________________________________________
1. Individual                         | The individual
2. Two or more individuals            | The actual owner of the account or, if
   (joint account)                    | combined funds, the first individual on
                                      | the account (1)
3. Custodian account of a minor       | The minor(2)
   (Uniform Gift to Minors Act)       |
4. a. The usual revocable savings     | The grantor-trustee(1)
      trust (grantor is also trustee) |
   b. So-called trust account that is | The actual owner(1)
      not a legal or valid trust under|
      state law                       |
5. Sole proprietorship                | The owner(3)
____________________________________________________________________________________
FOR THIS TYPE OF ACCOUNT:             | GIVE NAME AND EMPLOYER IDENTIFICATION
                                      | NUMBER:
____________________________________________________________________________________
6. Sole proprietorship                | The owner(3)
7. A valid trust, estate, or pension  | The legal entity(4)
   trust                              |
8. Corporate                          | The corporation
9. Association, club, religious,      | The organization
   charitable, educational, or other  |
   tax-exempt organization            |
10.Partnership                        | The partnership
11.A broker or registered nominee     | The broker or nominee
12.Account with the Department of     | The public entity
   Agriculture in the name of a public|
   entity (such as a state or local   |
   government, school district, or    |
   prison) that receives agricultural |
   program payments                   |
____________________________________________________________________________________

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show your individual name, but you may also enter your business name or "doing business as" name. You may use your social security number or employer identification number.
(4) List first and circle the name of the valid trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.
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